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                                 AUTOZONE, INC.

                                  COMMON STOCK
                           (PAR VALUE $.01 PER SHARE)

                             UNDERWRITING AGREEMENT
                             (INTERNATIONAL VERSION)

                                                           ___________ ___, 1996

Goldman Sachs International,
Lehman Brothers International (Europe),
Donaldson, Lufkin & Jenrette Securities
  Corporation
Furman Selz Incorporated
Merrill Lynch International Limited
Smith Barney Inc.
  As Representatives for each of
  the several International Underwriters
  named in Schedule 1 hereto,
c/o Goldman Sachs International,
Peterborough Court
133 Fleet Street
London, EC4A 2BB
England


Ladies and Gentlemen:

        The stockholders of AutoZone, Inc., a Nevada corporation (the "Company"), named in Schedule 2 hereto (the "Selling Stockholders") propose to sell to the International Underwriters named in Schedule 1 hereto (the "International Underwriters") an aggregate of 4,400,000 shares (the "Firm Shares") of the Company's Common Stock, par value $0.01 per share (the "Common Stock"). In addition, the Selling Stockholders propose to grant to the International Underwriters an option to purchase up to an additional 660,000 shares of Common Stock on the terms and for the purposes set forth in Section 3 hereof (the "Option Shares"). The Firm Shares and the Option Shares, if purchased, are hereinafter collectively called the "Shares". This is to confirm the agreement concerning the purchase of the Shares from the Selling Stockholders by the International Underwriters.

        It is understood and agreed to by all parties that the Company and the Selling Stockholders are concurrently entering into an agreement (the "U.S. Underwriting Agreement") providing for the sale by the Selling Stockholders of up to a total of 20,240,000 shares of Common Stock (the "U.S. Shares"), including the overallotment option thereunder, through arrangements with certain underwriters in the United States (the "U.S. Underwriters"), for whom Goldman, Sachs & Co., Lehman Brothers Inc., Donaldson, Lufkin & Jenrette Securities Corporation, Furman Selz Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Smith Barney Inc. are acting as

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representatives.  The U.S. Underwriters and the International Underwriters are
simultaneously entering into an Agreement between U.S. and International Underwriting Syndicates (the "Agreement between Syndicates") which provides, among other things, for the transfer of shares of Common Stock between the two syndicates. Two forms of prospectus are to be used in connection with the offering and sale of shares of Common Stock contemplated by the foregoing, one relating to the Shares hereunder and the other relating to the U.S. Shares. The latter form of prospectus will be identical to the former except for certain substitute pages as included in the registration statement and amendments thereto as mentioned below. Except as used in Sections 3, 4, 5, 11 and 13 herein, and except as the context may otherwise require, references hereinafter to the Shares shall include all the shares of Common Stock which may be sold pursuant to either this Agreement or the U.S. Underwriting Agreement, and references herein to any prospectus whether in preliminary or final form, and whether as amended or supplemented, shall include both the U.S. and the international versions thereof.

        1. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY. The Company represents and warrants (at and as of the date hereof and at and as of each Delivery Date (as defined in Section 5 hereof)) to, and agrees with, each of the International Underwriters that:

        (a) A registration statement on Form S-3 (File No. ________), including a pre-effective amendment thereto, in respect of the Firm Shares and Option Shares has been filed with the Securities and Exchange Commission (the "Commission"); such registration statement in the form heretofore delivered to you, as representatives for each of the several International Underwriters (the "Representatives"), has been declared effective by the Commission in such form; no other document with respect to such registration statement (or document incorporated by reference therein) has heretofore been filed with the Commission; and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act"), being hereinafter called a "Preliminary Prospectus"); the various parts of such registration statement, including all exhibits thereto and including (i) the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 6(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the registration statement at the time it was declared effective and (ii) the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement became effective, each as amended at the time such part of the registration statement became effective, being hereinafter called the "Registration Statement"; such final prospectus, in the form filed pursuant to Rule 424(b) under the Act, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the

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   Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement);

        (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an International Underwriter through the Representatives or by a Selling Stockholder expressly for use therein;

        (c) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an International Underwriter through the Representatives or by a Selling Stockholder expressly for use therein;

        (d) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

        (e) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since such date, there has not been any change in the capital stock (except for any increase due to the exercise of stock options which were outstanding as of May 4, 1996 or as a result of issuances of shares of Common Stock pursuant to the Company's Stock Purchase
   Plan) or any increase in excess of $3 million in the consolidated long-term debt of the Company and its subsidiaries

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   or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

        (f) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as would not and do not have, either individually or in the aggregate, any material adverse effect on the general affairs, business, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not and do not have, either individually or in the aggregate, any material adverse effect on the general affairs, business, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole;

        (g) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Nevada, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; each of the Company's subsidiaries that is a corporation has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; the Company's subsidiary that is a limited partnership has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of Delaware with power and authority (partnership and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign limited partnership for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and all of the outstanding shares of capital stock of, or equity interests in, each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned by the Company, directly or indirectly, free and clear of all liens, encumbrances, equities or claims;

        (h) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company (including the Shares to be sold by the Selling Stockholders to the International Underwriters hereunder and to the U.S. Underwriters under the U.S. Underwriting Agreement) have been duly and validly authorized and issued, are

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   fully paid and non-assessable and conform to the description of the Common
   Stock contained in the Prospectus;

        (i) The execution, delivery and performance by the Company of this Agreement and the U.S. Underwriting Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, stock option or other employee benefit plan, or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Articles of Incorporation or By-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties; no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the execution, delivery and performance by the Company of this Agreement and the U.S. Underwriting Agreement and the consummation of the transactions contemplated hereby and thereby, except the registration under the Act of the Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the International Underwriters and the U.S. Underwriters; and this Agreement and the U.S. Underwriting Agreement have been duly authorized, executed and delivered by the Company;

        (j) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is subject which, if determined adversely to the Company or any of its subsidiaries, would, either individually or in the aggregate, have a material adverse effect on the general affairs, business, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;


        (k) There are no contracts or other documents of a character required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Act or by the rules and regulations of the Commission thereunder which have not been described in the Prospectus or filed as exhibits to the Registration Statement; and

        (l) Ernst & Young, who have certified certain financial statements of the Company, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

        2. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE SELLING STOCKHOLDERS. Each Selling Stockholder severally represents and warrants (at and as of the date hereof and at and as of each Delivery Date) to, and agrees with, each of the International Underwriters that:

        (a) Such Selling Stockholder holds the Shares owned on the date hereof and being sold by such Selling Stockholder hereunder and under the U.S. Underwriting Agreement, free and clear of all liens, encumbrances, equities or claims; immediately prior to each Delivery Date such

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   Selling Stockholder will hold the Shares being sold by such Selling
   Stockholder hereunder and under the U.S. Underwriting Agreement on such date, free and clear of all liens, encumbrances, equities or claims; and upon delivery of such Shares and payment therefor pursuant hereto and the U.S. Underwriting Agreement, the International Underwriters and U.S. Underwriters will hold such Shares, free and clear of all liens, encumbrances, equities or claims, assuming that such International Underwriters and U.S. Underwriters purchase such Shares in good faith and without notice of any such lien, encumbrance, equity or claim or other adverse claim within the meaning of the Uniform Commercial Code as in effect in the State of New York;

        (b) Such Selling Stockholder has full right, power and authority to enter into each of this Agreement and the U.S. Underwriting Agreement; the execution, delivery and performance of each of this Agreement and the U.S. Underwriting Agreement and the consummation by such Selling Stockholder of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, stock option or other employee benefit plan, or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, nor will such action result in any violation of the provisions of the charter, bylaws, deed of trust, partnership agreement or other constituent documents, if any, relating to such Selling Stockholder or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Stockholder or any properties of such Selling Stockholder; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the execution, delivery and performance by such Selling Stockholder of each of this Agreement or the U.S. Underwriting Agreement and the consummation of the transactions contemplated hereby and thereby, except the registration under the Act of the Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the International Underwriters and the U.S. Underwriters; and this Agreement and the U.S. Underwriting Agreement have been duly authorized, executed and delivered by the Selling Stockholders;

        (c) To the extent that any statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with information furnished in writing to the Company by such Selling Stockholder expressly for use therein, the Registration Statement and such Preliminary Prospectus do not, and the Prospectus and any amendments or supplements thereto will not, as of the applicable effective date or as of the applicable filing date, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and

        (d) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

        3. PURCHASE OF SHARES. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, each Selling Stockholder hereby,


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severally and not jointly, agrees to sell the number of Firm Shares set forth opposite such Selling Stockholder's name in Schedule 2 hereto to the several International Underwriters and each of the International Underwriters, severally and not jointly, agrees to purchase the number of Firm Shares set forth opposite that International Underwriter's name in Schedule 1 hereto. Each International Underwriter shall be obligated to purchase from each Selling Stockholder that number of Firm Shares which represents the same proportion of the number of Firm Shares to be sold by each Selling Stockholder as the number of Firm Shares set forth opposite the name of such International Underwriter in Schedule 1 represents of the total number of Firm Shares to be purchased by all of the International Underwriters pursuant to this Agreement. The respective purchase obligations of the International Underwriters with respect to the Firm Shares shall be rounded among the International Underwriters to avoid fractional shares, as the Representatives may determine.

        In addition, the Selling Stockholders grant to the International Underwriters an option to purchase an aggregate of up to 660,000 shares of Option Shares as set forth in Schedule 2 hereto. Such option is granted solely for the purpose of covering over-allotments in the sale of Firm Shares and is exercisable as provided in Section 5 hereof. Option Shares shall be purchased severally for the account of the International Underwriters in proportion to the number of Firm Shares set forth opposite the name of such International Underwriters in Schedule 1 hereto. The respective purchase obligations of each International Underwriter with respect to the Option Shares shall be adjusted by the Representatives so that no International Underwriter shall be obligated to purchase Option Shares other than in 100 share amounts.

        The price of both the Firm Shares and any Option Shares shall be $_____ per share.

        The Selling Stockholders shall not be obligated to deliver any of the Shares to be delivered on the First Delivery Date or the Second Delivery Date (as hereinafter defined), as the case may be, except upon payment for all the Shares to be purchased on such Delivery Date as hereinafter provided.

        4. OFFERING OF SHARES BY THE INTERNATIONAL UNDERWRITERS. Upon the authorization by the Representatives of the release of the Firm Shares, the several International Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

        5. DELIVERY OF AND PAYMENT FOR THE SHARES. Delivery of and payment for the Firm Shares shall be made in New York, New York, at 10:00 A.M., New York City time, on the fourth full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Representatives and the Selling Stockholders. This date and time are sometimes referred to as the "First Delivery Date". On the First Delivery Date, each Selling Stockholder shall deliver or cause to be delivered certificates representing the Firm Shares to the Representatives for the account of each International Underwriter against payment to or upon the order of such Selling Stockholder of the purchase price for the Firm Shares by certified or official bank check or checks payable in New York Clearing House (next-day) funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each International Underwriter hereunder. Upon delivery, the Firm Shares shall be registered in such names and in such denominations as the Representatives shall request in writing not less than two full business days prior to the First Delivery Date. For the purpose of expediting the checking and packaging of the certificates for the Firm Shares, the Selling Stockholders shall make the certificates representing the Firm Shares available for inspection by the Representatives in New

York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the First Delivery Date.

        At any time on or before the thirtieth day after the date of this Agreement, the option granted in Section 3 hereof may be exercised by written notice being given to the Selling Stockholders by the Representatives. Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised, the names in which the Option Shares are to be registered, the denominations in which the Option Shares are to be issued and the date and time, as determined by the Representatives, when the Option Shares are to be delivered; PROVIDED, HOWEVER, that this date and time shall not be earlier than the First Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the third business day after the date on which the option shall have been exercised. The date and time the Option Shares are delivered are sometimes referred to as the "Second Delivery Date", and the First Delivery Date and the Second Delivery Date are sometimes each referred to as a "Delivery Date".

        Delivery of and payment for the Option Shares shall be made in New
York, New York (or at such other place as shall be determined by agreement between the Representatives and the Selling Stockholders) at 10:00 A.M., New York City time, on the Second Delivery Date. On the Second Delivery Date, each Selling Stockholder shall deliver or cause to be delivered the certificates representing the Option Shares to the Representatives for the account of each International Underwriter against payment to or upon the order of such Selling Stockholder of the purchase price for the Option Shares by certified or official bank check or checks payable in New York Clearing House (next-day) funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each International Underwriter hereunder. Upon delivery, the Option Shares shall be registered in such names and in such denominations as the Representatives shall request in the aforesaid written notice. For the purpose of expediting the checking and packaging of the certificates for the Option Shares, the Selling Stockholders shall make the certificates representing the Option Shares available for inspection by the Representatives in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the Second Delivery Date.

        6.  FURTHER AGREEMENTS OF THE COMPANY.  The Company agrees:

        (a) To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Representatives, be required by the Act or requested by the Commission; to make no further amendment or any supplement to the Registration Statement or Prospectus prior to the last Delivery Date which shall be disapproved by the Representatives promptly after reasonable notice thereof; to advise the Representatives promptly after it receives notice thereof, of the time when the Registration Statement, or any amendment thereto, has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the

   Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; to advise the Representatives promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

        (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to continue such qualifications in effect in such jurisdictions for as long as may be necessary to complete the distribution of the Shares; PROVIDED that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

        (c) Prior to 10:00 a.m., New York City time, on the business day next succeeding the date of this Agreement and from time to time to furnish promptly to each of the Representatives and to counsel for the International Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith; prior to 10:00 a.m., New York City time, on the business day next succeeding the date of this Agreement and from time to time to deliver promptly to the Representatives in New York City such number of the following documents as the Representatives shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement and the computation of per share earnings), (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus and
   (iii) any document incorporated by reference in the Prospectus (excluding exhibits thereto); and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify the Representatives and upon the Representatives' request to file such document and to prepare and furnish without charge to each International Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any International Underwriter is required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon the Representatives' request but at the expense of such International Underwriter, to prepare and deliver to such International Underwriter as many copies as the Representatives may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

        (d) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earning statement of the Company (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158 under the Act);

        (e) During the period beginning from the date hereof and continuing to and including the date 60 days after the date of the Prospectus not, directly or indirectly, to offer, sell, contract to sell or otherwise transfer or dispose of any capital stock of the Company or securities convertible or exchangeable or exercisable for capital stock of the Company (other than (A) Shares to be sold to the International Underwriters and the U.S. Underwriters and (B) Common Stock issuable pursuant to employee stock option plans or the employee stock purchase plan, in each case as in effect on the date hereof);

        (f) For so long as any reports or proxy or information statements are required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to furnish to its stockholders (i) as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flow of the Company certified by independent public accountants) and (ii) as soon as practicable after the end of each of the first three quarters of each fiscal year, summary financial information of the Company for such quarter, in each case, complying with the requirements of the Act and the Exchange Act;

        (g) During a period of three years from the effective date of the Registration Statement, to furnish to the Representatives copies of all reports or other communications (financial or other) furnished to stockholders, and deliver to the Representatives as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and

        (h) To use its best efforts to comply with the rules and regulations of the New York Stock Exchange with respect to the offering of the Shares.

        7. FURTHER AGREEMENTS OF THE SELLING STOCKHOLDERS. Each Selling Stockholder agrees:

        (a) During the period beginning from the date hereof and continuing to and including the date 60 days after the date of the Prospectus not, directly or indirectly, to offer, sell, contract to sell or otherwise transfer or dispose of any capital stock of the Company or securities convertible or exchangeable or exercisable for capital stock of the Company (other than Shares to be sold to the International Underwriters and the U.S. Underwriters), without the prior written consent of the Representatives;

        (b) That the obligations of such Selling Stockholder hereunder shall not be terminated by any act of such Selling Stockholder, by operation of law or, in the case of an individual, by the death or incapacity of such individual Selling Stockholder or, in the case of a partnership, by the termination of such partnership, or, in the case of a corporation, the dissolution or liquidation of such corporation, or, in the case of a trust, by the death or incapacity of any executor or trustee or the termination of such trust or the occurrence of any other event;

        (c) To deliver to the Representatives prior to the First Delivery Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof); and

        (d) To advise the Representatives promptly of any material adverse change, or any development involving a prospective material adverse change, in or affecting the accuracy of any of its or his representations or warranties or its or his inability to perform the agreements and indemnities herein at any time prior to payment being made to such Selling Stockholder on either Delivery Date and take such steps as may be reasonably requested by the Representatives to remedy any such material adverse change or inability.

        8. EXPENSES. The Selling Stockholders, jointly and severally, covenant and agree with the several International Underwriters and the U.S. Underwriters that the Selling Stockholders will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the International Underwriters and dealers; (ii) the cost of delivering, printing or producing any Agreement among Underwriters (U.S. Version), Agreement among Underwriters (International Version), this Agreement, the U.S. Underwriting Agreement, the Agreement between U.S. and International Underwriting Syndicates, any Selling Agreement, the Blue Sky Memorandum and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 6(b) hereof, including the fees and disbursements of counsel for the International Underwriters in connection with such qualification and in connection with the Blue Sky Memorandum; (iv) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares; (v) the cost of preparing stock certificates; (vi) the cost and charges of any transfer agent or registrar;
(vii) any stock transfer taxes payable in connection with sales of Shares to the International Underwriters and the U.S. Underwriters; and (viii) all other costs and expenses incident to the performance of the Company's and the Selling Stockholders' obligations hereunder which are not otherwise specifically provided for in this Section 8. It is understood, however, that, except as provided in this Section 8, Section 10 and Section 13 hereof, the International Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses in connection with any offers they may make.

        9. CONDITIONS OF INTERNATIONAL UNDERWRITERS OBLIGATIONS. The respective obligations of the International Underwriters hereunder, as to the Shares to be delivered on each Delivery Date, shall be subject, in their discretion, to the accuracy, when made and on and as of such Delivery Date, of all representations and warranties of the Company and each of the Selling Stockholders contained herein, to the performance by the Company and each of the Selling Stockholders of all of their respective obligations hereunder, and to the following additional conditions:

        (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations of the Commission under the Act and in accordance with Section 6(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

        (b) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the International Underwriting Agreement, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the U.S. Underwriting Agreement and the transactions contemplated hereby and thereby, shall be reasonably satisfactory in all material respects to Simpson Thacher & Bartlett, counsel for the International Underwriters and the U.S. Underwriters, and the Company and the Selling Stockholders shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters;

        (c) Schreck, Jones, Bernhard, Woloson & Godfrey, Nevada counsel for the Company, shall have furnished to the Representatives their written opinion, addressed to the International Underwriters and the U.S. Underwriters dated such Delivery Date, in form and substance satisfactory to the Representatives, to the effect that:

            (i) The Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Nevada, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

           (ii) The Company has authorized capital stock as set forth in the Prospectus, and all of the issued shares of capital stock of the Company (including the Shares being delivered on such Delivery Date) have been duly and validly authorized and issued and are fully paid and nonassessable; and the Shares conform to the description of the Common Stock contained in the Prospectus;

          (iii) This Agreement and the U.S. Underwriting Agreement have been duly authorized, executed and delivered by the Company;

           (iv) The execution, delivery and performance by the Company of this Agreement and the U.S. Underwriting Agreement and the consummation of the transactions herein and therein contemplated will not result in any violation of the provisions of the Articles of Incorporation or By-laws of the Company or any statute or of any order, rule or regulation known to such counsel, which in its experience is normally applicable to transactions of the type contemplated by this Agreement and the U.S. Underwriting Agreement, of any court or governmental agency or body having jurisdiction over the Company, any of its subsidiaries or any of their respective properties; and

            (v) No consent, approval, authorization, order, registration or qualification of or with any state court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement and the U.S. Underwriting Agreement, except for such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the International Underwriters.

        In rendering such opinion, such counsel may state that such opinion is limited to matters governed by Nevada law.

        (d) Latham & Watkins, counsel for the Company, shall have furnished to the Representatives their written opinion, addressed to the International Underwriters and the U.S. Underwriters dated such Delivery Date, in form and substance satisfactory to the Representatives, to the effect that:

            (i) The Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Nevada, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

           (ii) All of the issued shares of capital stock of the Company (including the Shares being delivered on such Delivery Date) have been duly and validly authorized and issued and are fully paid and non-assessable;

          (iii) This Agreement and the U.S. Underwriting Agreement have been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the International Underwriters and the U.S. Underwriters, constitute valid and legally binding agreements of the Company enforceable against the Company in accordance with their respective terms, except as may be limited (A) by the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors;
        (B) by the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought; (C) by an implied covenant of good faith and fair dealing; and (D) by considerations of public policy;

           (iv) The execution, delivery and performance by the Company of this Agreement and the U.S. Underwriting Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a material breach or violation of any of the terms or provisions of, or constitute a default under, any agreement or instrument, or stock option or other employee benefit plan listed or referred to in Items 4 or 10 of the exhibits to the Company's Annual Report on Form 10-K for the fiscal year ended August 26, 1995, nor will such action result in any violation of any statute or of any order, rule or regulation known to such counsel, which in its experience is normally applicable to transactions of the type contemplated by this Agreement and the U.S. Underwriting Agreement, of any United States federal or state court or governmental agency or body having jurisdiction over the Company, any of its subsidiaries or any of their respective properties;

            (v) No consent, approval, authorization, order, registration or qualification of or with any United States federal or state court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement and the U.S. Underwriting Agreement, except the registration under the Act of the Shares, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the International Underwriters;

           (vi) The documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by the Company prior to such Delivery Date (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respect with the requirements of the Act or the Exchange Act, as applicable and the rules and regulations of the Commission thereunder; and they have no reason to believe that any of such documents, when such documents became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact, or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

          (vii) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to such Delivery Date (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations of the Commission thereunder.

        In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Company, and representatives of the independent public accountants for the Company, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (except for the information, to the extent it comprises matters of law or legal conclusions, contained under the caption "Description of Capital Stock" and except such counsel shall confirm that the information contained in the Prospectus under the caption "Certain United States Tax Consequences to Non-United States Holders" is accurate), and such counsel has not made any independent check or verification thereof, on the basis of the foregoing, no facts have come to such counsel's attention that have led such counsel to believe that (I), as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to such Delivery Date (other than the financial statements and related schedules and other financial data in the Registration Statement, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (II) as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Delivery Date (other than the financial statements and other financial data in the Prospectus, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (III) any document incorporated by reference in the Prospectus or any further amendment or supplement thereto made by the Company prior to such Delivery Date (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when such document became effective or was filed with the Commission, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (IV) as of such Delivery Date, either the Registration Statement or the Prospectus (including, in each case, any document incorporated by reference in the Prospectus) or any further amendment or supplement thereto made by the Company prior to such Delivery Date (other than the financial statements and related schedules and other financial data in the Registration Statement or the Prospectus, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required.

        In rendering such opinion, such counsel may (i) state that such opinion is limited to matters governed by U.S. federal law and New York law and (ii) rely (to the extent such counsel deems proper and specifies in its opinion with respect to the opinions set forth in clauses (i), (ii) and (iii) above), as to matters of Nevada law, upon the opinion of Schreck, Jones, Bernhard, Woloson & Godfrey referred to in Section 9(c) hereof.

        (e) Harry L. Goldsmith, Esq., Vice President of the Company and counsel for the Company, shall have furnished to the Representatives his written opinion, addressed to the International Underwriters and the U.S. Underwriters dated such Delivery Date, in form and substance satisfactory to the Representatives, to the effect that:

             (i) Each of the Company and its subsidiaries has been duly organized and is validly existing as a corporation or limited partnership under the laws of the jurisdiction of its organization, with corporate or partnership, as the case may be, power and authority to own its properties and conduct its business as described in the Prospectus;

            (ii) Each of the Company and its subsidiaries has been duly qualified as a foreign corporation or limited partnership, as the case may be, for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and corporate service agents and in respect of matters of fact upon certificates of officers of the Company, provided that such counsel shall state that he believes that the International Underwriters and the U.S. Underwriters and he are justified in relying upon such opinions and certificates);

           (iii) All of the outstanding shares of capital stock of, or equity interests in, each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned, directly or indirectly, by the Company, and, to the best knowledge of such counsel, are owned free and clear of all liens, encumbrances, equities or claims;

           (iv) To the best of such counsel's knowledge (after reasonable investigation) and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, either individually or in the aggregate, are reasonably likely to have a material adverse effect on the general affairs, business, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and

            (v) The execution, delivery and performance by the Company of this Agreement and the U.S. Underwriting Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a material breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, stock option or other employee benefit plan, or other material agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Articles of Incorporation or By-laws of the Company or any of its subsidiaries or any statute or of any order, rule or regulation known to such counsel of any United States federal or state court or governmental agency or body having jurisdiction over the Company, any of its subsidiaries or any of their respective properties.

        (f) Schreck, Jones, Bernhard, Woloson & Godfrey, Nevada counsel to the Selling Stockholders, shall have furnished to the Representatives their written opinion, addressed to the International Underwriters and the U.S. Underwriters dated such Delivery Date, in form and substance satisfactory to the Representatives, to the effect that:

            (i) The execution, delivery and performance of this Agreement and the U.S. Underwriting Agreement and the consummation by each Selling Stockholder of the transactions contemplated hereby and thereby will not result in any violation of any statute or any order, rule or regulation known to such counsel, which in its experience is normally applicable to transactions of the type contemplated by this Agreement and the U.S. Underwriting Agreement, of any state court or governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder; and

           (ii) No consent, approval, authorization, order, registration or qualification of or with any state court or governmental agency or body is required for the execution, delivery and performance by each Selling Stockholder of this Agreement or the U.S. Underwriting Agreement and the consummation by such Selling Stockholder of the transactions contemplated hereby and thereby, except for such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the International Underwriters.

        In rendering such opinion, such counsel may state that such opinion is limited to matters governed by Nevada law.

        (g) Latham & Watkins, counsel to the Selling Stockholders, shall have furnished to the Representatives their written opinion, addressed to the International Underwriters and the U.S. Underwriters dated such Delivery Date, in form and substance satisfactory to the Representatives, to the effect that:

            (i) This Agreement and the U.S. Underwriting Agreement have been duly authorized, executed and delivered by or on behalf of each Selling Stockholder;

           (ii) Each Selling Stockholder has full right, power and authority to enter into this Agreement and the U.S. Underwriting Agreement; the execution, delivery and performance of this Agreement and the U.S. Underwriting Agreement and the consummation by such Selling Stockholder of the transactions contemplated hereby and thereby will not result in any violation of the partnership agreement relating to such Selling Stockholder or any statute or any order, rule or regulation known to such counsel, which in its experience is normally applicable to transactions of the type contemplated by this Agreement and the U.S. Underwriting Agreement, of any United States federal or state court or governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder;

          (iii) No consent, approval, authorization, order, registration or qualification of or with any such United States federal or state court or governmental agency or body is required for the execution, delivery and performance by each Selling Stockholder of this Agreement or the U.S. Underwriting Agreement and the consummation by such Selling Stockholder of the transactions contemplated hereby and thereby, except the registration under the Act of the Shares, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the International Underwriters; and

           (iv) Upon delivery of the Shares and payment therefor pursuant hereto, the International Underwriters will hold such Shares, free and clear of all liens, encumbrances, equities or claims, assuming that such International Underwriters have purchased such Shares in good faith and without notice of any such lien, encumbrance, equity or claim or any other adverse claim within the meaning of the Uniform Commercial Code as in effect in the State of New York.

        In rendering such opinion, such counsel may (i) state that such opinion is limited to matters governed by U.S. federal law, New York law and the Delaware Revised Uniform Limited Partnership Act and (ii) rely as to matters of fact upon the representations and warranties of the Selling Stockholders contained herein as to the opinions set forth in clauses (i) and (iv) above.

        (h) At 10:00 a.m., New York City time, on the effective date of the Registration Statement and of the most recently filed post-effective amendment to the Registration Statement, if any, and also on each Delivery Date, Ernst & Young shall have furnished to the Representatives a "comfort" letter or letters, addressed to the International Underwriters and the U.S. Underwriters and dated the respective date of delivery thereof, as to such matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives;

        (i) (i) The Company and its subsidiaries shall not have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock (except for any increase due to the exercise of stock options which were outstanding as of May 4, 1996 or as a result of issuances of shares of Common Stock pursuant to the Company's Stock Purchase Plan) or any increase in excess of $3 million in the consolidated long-term debt of the Company and its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, business, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in Clause (i) or (ii), is in the Representatives' judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus;

        (j) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in the Common Stock on the New York Stock Exchange shall have been suspended; (ii) trading in securities generally on the New York Stock Exchange shall have been suspended or minimum prices shall have been established on such Exchange by the Commission, by such Exchange or by any other regulatory body or governmental authority having jurisdiction; (iii) a banking moratorium shall have been declared by Federal or New York State authorities; (iv) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States, if the effect of any such event specified in this clause (iv) in the reasonable judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus; or (v) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) which, in the reasonable judgment of the Representatives, would materially and adversely affect the financial markets or the market for the Shares;

        (k) The Company shall have furnished or caused to be furnished to the Representatives on such Delivery Date certificates of officers of the Company satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein at and as of such Delivery Date, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Delivery Date, as to the matters set forth in Sections 9(a) and 9(i) hereof and as to such other matters as the Representatives may reasonably request;

        (l) Each Selling Stockholder shall have furnished to the Representatives on such Delivery Date a certificate as to the accuracy of the representations and warranties of such Selling Stockholder contained herein at and as of such Delivery Date, as to the performance by such Selling Stockholder of all of its or his obligations hereunder to be performed by such Selling Stockholder at or prior to such Delivery Date and as to such other matters as the Representatives may reasonably request;

        (m) The Company shall have complied with the provisions of Section 6(c) hereof with respect to the furnishing of Prospectuses on the business day next succeeding the date of this Agreement; and

        (n) The closing under the U.S. Underwriting Agreement shall have occurred concurrently with the closing hereunder on the First Delivery Date.

        10. INDEMNIFICATION AND CONTRIBUTION. (a) The Company shall indemnify and hold harmless each International Underwriter and each person, if any, who controls any International Underwriter within the meaning of the Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Shares in connection herewith), to which that International Underwriter or controlling person may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each International Underwriter and each such controlling person for any legal or other expenses reasonably incurred by that International Underwriter or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of any International Underwriter through the Representatives expressly for use therein; and PROVIDED, FURTHER, that as to any Preliminary Prospectus this indemnity agreement shall not inure to the benefit of any International Underwriter or any person controlling that International Underwriter on account of any loss, claim, damage, liability or action arising from the sale of Shares to any person by that International Underwriter if that International Underwriter failed to send or give a copy of the Prospectus, as the same may be amended or supplemented, to that person within the time required by the Act, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Preliminary Prospectus was corrected in the Prospectus, unless such failure resulted from non-compliance by the Company with Section 6(c) hereof. For purposes of the last proviso to the immediately preceding sentence, the term "Prospectus" shall not be deemed to include the documents incorporated therein by reference, and no Underwriter shall be obligated to send or give any supplement or amendment to any document incorporated by reference in any Preliminary Prospectus or the Prospectus to any person. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any International Underwriter or to any controlling person of that International Underwriter. The Company reaffirms its indemnification of the Selling Stockholders pursuant to that certain Registration Rights Agreement entered into by the Company, the Selling Stockholders and certain other holders of Common Stock, dated as of February 18, 1987, and as amended to date.

        (b) The Selling Stockholders (subject to the limitation on indemnity contained in the last sentence of this Section 10(b)), severally and not jointly, shall indemnify and hold harmless each International Underwriter and each person, if any, who controls any International Underwriter within the meaning of the Act, from and against any loss, claim, damage or liability, joint or several, or action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Shares in connection herewith), to which that International Underwriter or controlling person may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon,
(i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished in writing to the Company by such Selling Stockholder expressly for use therein, and shall reimburse each International Underwriter and each such controlling person for any legal or other expenses reasonably incurred by that International Underwriter or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; PROVIDED, HOWEVER, that as to any Preliminary Prospectus this indemnity agreement shall not inure to the benefit of any International Underwriter or any person controlling that International Underwriter on account of any loss, claim, damage, liability or action arising from the sale of Shares to any person by that International Underwriter if that International Underwriter failed to send or give a copy of the Prospectus, as the same may be amended or supplemented, to that person within the time required by the Act, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Preliminary Prospectus was corrected in the Prospectus, unless such failure resulted from non-compliance by the Company with
Section 6(c) hereof. For purposes of the last proviso to the immediately preceding sentence, the term "Prospectus" shall not be deemed to include the documents incorporated therein by reference, and no Underwriter shall be obligated to send or give any supplement or amendment to any document incorporated by reference in any Preliminary Prospectus or the Prospectus to any person other than a person to whom such Underwriter had delivered such incorporated document or documents in response to a written request therefor. The foregoing indemnity agreement is in addition to any liability which the Selling Stockholders may otherwise have to any International Underwriter or any controlling person of that International Underwriter. The aggregate liability of any Selling Stockholder to indemnify the International Underwriters and any controlling persons of the International Underwriters pursuant to the foregoing indemnity agreement shall not exceed the proceeds received by such Selling Stockholder from the Shares sold by it pursuant to this Agreement.

        (c) Each International Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, each person, if any, who controls the Company within the meaning of the Act and each Selling Stockholder from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person or such Selling Stockholder may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of that International Underwriter through the Representatives expressly for use therein, and shall reimburse the Company, any such director, officer or controlling person and such Selling Stockholder for any legal or other expenses reasonably incurred by the Company, any such director, officer or controlling person or such Selling Stockholder in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred.
The foregoing indemnity agreement is in addition to any liability which any International Underwriter may otherwise have to the Company or any such director, officer or controlling person.

        (d) Promptly after receipt by an indemnified party under this Section 10 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the claim or the commencement of that action; PROVIDED, HOWEVER, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this
Section 10. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 10 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; PROVIDED, HOWEVER, that the Representatives shall have the right to employ counsel to represent jointly the International Underwriters and their respective controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the International Underwriters against the Company or any Selling Stockholder under this Section 10 if, in the reasonable judgment of the Representatives, it is advisable for the International Underwriters and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of one such separate counsel shall be paid by the Company or such Selling Stockholder, as the case may be. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

        (e) If the indemnification provided for in this Section 10 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 10(a), 10(b) or 10(c) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the International

Underwriters on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 10(d) hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and the International Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the International Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by each of the Selling Stockholders bear to the total underwriting discounts and commissions received by the International Underwriters with respect to the Shares purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the International Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholders and the International Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 10(e) were to be determined by pro rata allocation (even if the International Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 10(e) shall be deemed to include, for purposes of this Section 10(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10(e), no International Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such International Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission, and no Selling Stockholder shall be required to contribute any amount in excess of the amount by which the proceeds received by such Selling Stockholder from the Shares sold by it pursuant to this Agreement exceeds the amount of any damages which such Selling Stockholder has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The International Underwriters' obligations to contribute as provided in this Section 10(e) are several in proportion to their respective underwriting obligations and not joint.

        (f) Each Selling Stockholder severally confirms, and each of the International Underwriters agrees that the information (other than the percentage of shares owned) pertaining to each Selling Stockholder under the caption "Principal and Selling Stockholders" in the Prospectus constitutes the only information furnished in writing to the Company by such Selling Stockholder expressly for use in the Registration Statement and the Prospectus.

        (g) The agreements contained in this Section 10 and the representations, warranties and agreements of the Company in Sections 1, 6 and 8 hereof and of the Selling Stockholders in Sections 2, 7, 8 and 13 hereof shall survive the delivery of the Shares and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

        11. DEFAULTING INTERNATIONAL UNDERWRITERS. If, on the First Delivery Date or the Second Delivery Date, as the case may be, any International Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting International Underwriters shall be obligated to purchase the Shares which the defaulting International Underwriter agreed but failed to purchase on such date in the respective proportions which the number of Firm Shares set forth opposite the name of each remaining non-defaulting International Underwriter in Schedule 1 hereto bears to the total number of Firm Shares set forth opposite the names of all the remaining non-defaulting International Underwriters in Schedule 1 hereto; PROVIDED, HOWEVER, that the remaining non-defaulting International Underwriters shall not be obligated to purchase any of the Shares on such date if the total number of Shares which the defaulting International Underwriter or International Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of Shares to be purchased on such date, and any remaining non-defaulting International Underwriter shall not be obligated to purchase more than 110% of the number of Shares which it agreed to purchase on such date pursuant to the terms of Section 3 hereof. If the foregoing maximums are exceeded, the remaining non-defaulting International Underwriters, or those other underwriters satisfactory to the Representatives, shall have the right, but shall not be obligated, to purchase (in such proportions as may be agreed upon among them) all the Shares to be purchased by the International Underwriters on such date. If the foregoing maximums are exceeded and the remaining International Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase the shares which the defaulting International Underwriters agreed but failed to purchase, this Agreement shall terminate without liability on the part of any non-defaulting International Underwriter, the Company or any Selling Stockholder, except that the Company and the Selling Stockholders will continue to be jointly and severally liable for the payment of expenses to any non-defaulting International Underwriters as set forth in Section 8 hereof.

        Nothing contained herein shall relieve a defaulting International Underwriter of any liability it may have to the Company or any Selling Stockholder for damages caused by such International Underwriter's default. If other underwriters are obligated or agree to purchase the Shares of a defaulting International Underwriter, either the Representatives or the Selling Stockholders may postpone the related delivery date for up to seven full business days in order to effect any changes that, in the opinion of counsel for the Company or counsel for the International Underwriters, may be necessary in the Registration Statement, the U.S. Prospectus or in any other document or arrangement.

        12. TERMINATION. The obligations of the International Underwriters hereunder may be terminated by the Representatives, in their absolute discretion, by notice given to and received by the Company and the Selling Stockholders prior to delivery of any payment for the Firm Shares if, prior to that time, any of the events described in Section 9(i) or 9(j) hereof shall have occurred.

        13. REIMBURSEMENT OF EXPENSES. If (a) any Selling Stockholder shall fail to tender the Shares for delivery to the International Underwriters for any reason permitted under this Agreement or (b) the International Underwriters shall decline to purchase the Shares for any reason permitted under this Agreement, the Selling Stockholders, jointly and severally, shall, subject to the next succeeding sentence of this Section 13, reimburse the International Underwriters for the reasonable fees and expenses of their counsel and for such other out-of-pocket expenses as shall have been incurred by them in connection with this Agreement and the proposed purchase of the Shares, and upon demand the Selling Stockholders shall pay the full amount thereof to the Representatives. If this Agreement is terminated pursuant to
Section 11 hereof by reason of the default of one or more International Underwriters or if this Agreement is hereof terminated pursuant to Section 12 hereof because of the occurrence of any of the events described in Section 9(i) hereof or as a result of the failure of any condition set forth in Section 9(j) hereof, the Selling Stockholders shall not be obligated to reimburse any International Underwriter on account of those expenses and shall not have any other liability to any International Underwriter except as provided in Section 8 or 10 hereof.

        14. NOTICES. All statements, requests, notices and agreements hereunder shall be in writing, and:

        (a) if to the International Underwriters, shall be delivered or sent by mail, telex or facsimile transmission c/o Goldman Sachs International, Peterborough Court, 133 Fleet Street, London EC4A 2BB, England, Attention: Registration Department;

        (b) if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary; and

        (c) if to any of the Selling Stockholders, shall be delivered or sent by mail, telex or facsimile transmission to such Selling Stockholder, care of KKR Associates, at the address set forth in the Registration Statement under the caption "Principal and Selling Stockholders";

PROVIDED, HOWEVER, that any notice to an International Underwriter pursuant to
Section 10(d) hereof shall be delivered or sent by mail, telex or facsimile transmission to such International Underwriter at its address set forth in its acceptance telex to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company and the Selling Stockholders shall be entitled to act and rely upon any request, consent, notice or agreement given or made by Goldman Sachs International on behalf of the Representatives, and the Company and the International Underwriters shall be entitled to act and rely upon any request, consent, notice or agreement given or made by the Selling Stockholders.

        15. PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the International Underwriters, the Company, the Selling Stockholders and their respective personal representatives and successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company and the Selling Stockholders contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any International Underwriter within the meaning of Section 15 of the Act and for the benefit of each U.S. Underwriter (and controlling persons thereof) and (B) the indemnity agreement of the International Underwriters contained in Section 10(c) hereof shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement, the Selling Stockholders and any person controlling the Company or any Selling Stockholder within the meaning of Section 15 of the Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 15, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No partner of any

Selling Stockholder or any successor general partner of any Selling Stockholder shall have any personal liability for the performance of any Selling Stockholder's obligations hereunder, and any liability or obligation of any Selling Stockholder arising hereunder shall be limited to and satisfied only out of the property of such Selling Stockholder.

        16. CERTAIN DEFINITION. For purposes of this Agreement, a "business day" means any day on which the New York Stock Exchange is open for trading.

        17. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

        18. COUNTERPARTS. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

        If the foregoing is in accordance with your understanding, please sign and return to us six counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the International Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the International Underwriters, each of the Selling Stockholders and the Company.

                                        Very truly yours,

                                        Autozone, Inc.


                                        By:
                                            ------------------------------------
                                             Title:

                                        THE SELLING STOCKHOLDERS:

                                        Pittco Associates, L.P.

                                        By: KKR Associates,
                                            General Partner


                                             By:
                                                 -------------------------------
                                                  Title:  General Partner

                                        Pittco Associates II, L.P.

                                        By: KKR Associates,
                                            General Partner


                                             By:
                                                 -------------------------------
                                                  Title:  General Partner

                                        KKR Partners II, L.P.

                                        By: KKR Associates,
                                               General Partner


                                             By:
                                                 -------------------------------
                                                  Title:  General Partner

                                        J.R. Hyde, III

                                             -----------------------------------

Accepted as of the date hereof:

Goldman Sachs International,
Lehman Brothers International (Europe),
Donaldson, Lufkin & Jenrette Securities
  Corporation
Furman Selz Incorporated
Merrill Lynch International Limited
Smith Barney Inc.



By:
     -------------------------------------
     (Attorney-in-fact)
     On behalf of each of the Underwriters

                                   SCHEDULE 1



                                                                      Number of
Underwriter                                                          Firm Shares
-----------                                                          -----------

Goldman Sachs International. . . . . . . . . . . . . . .             ___________
Lehman Brothers International (Europe) . . . . . . . . .             ___________
Donaldson, Lufkin & Jenrette Securities Corporation. . .             ___________
Furman Selz Incorporated . . . . . . . . . . . . . . . .             ___________
Merrill Lynch International Limited  . . . . . . . . . .             ___________
Smith Barney Inc.. . . . . . . . . . . . . . . . . . . .             ___________



     Total . . . . . . . . . . . . . . . . . . . . . . .
                                                                       ---------
                                                                       ---------

                                   SCHEDULE 2


                                                  Number of      Number of
Name of Selling Stockholder                       Firm Shares    Option Shares
---------------------------                       -----------    -------------

Pittco Associates, L.P.                           __________     __________
Pittco Associates II, L.P.                        __________     __________
KKR Partners II, L.P.                             __________     __________
J. R. Hyde, III                                   __________     __________

     Total
                                                  ----------     ----------
                                                  ----------     ----------